Capital Management	12 Months Ended
Oct. 31, 2019
Text block [abstract]
Capital Management
25	Capital Management
The primary regulator over the Bank’s consolidated capital adequacy is the Office of the Superintendent of Financial Institutions, Canada (OSFI). The capital adequacy regulations in Canada are largely consistent with international standards set by the Basel Committee on Banking Supervision (BCBS). OSFI requires Canadian deposit-taking institutions to fully implement the 2019 Basel III reforms and achieve minimums of
7%, 8.5% and 10.5% for CET1, Tier 1 and Total Capital, respectively. OSFI has also designated the Bank as a domestic systemically important bank
(D-SIB),
increasing its minimum capital ratio requirements by 1% across all tiers of capital effective January 1, 2016, in line with the requirements for global systemically important banks.

In addition, OSFI expects D-SIBs to hold a 2.0% Domestic Stability Buffer, as at October 31, 2019. This results in current targets, including all buffers, for CET1, Tier 1 and Total Capital ratios of 10.0%, 11.5%, 13.5%
,
respectively.
In addition to risk-based capital requirements, the Basel III reforms introduced a simpler, non risk-based Leverage ratio requirement to act as a supplementary measure to its risk-based capital requirements. Institutions are expected to maintain a material operating buffer above the 3% minimum.

The Bank’s regulatory capital ratios were as follows:

As at October 31 ($ millions)	2019	2018
Capital
Common Equity Tier 1 Capital	$46,578	$44,443
Net Tier 1 Capital	51,304	50,187
Total regulatory capital	59,850	57,364
Risk-weighted assets/exposures used in calculation of capital ratios
CET1 risk-weighted assets (1)(2)	$421,185	$400,507
Tier 1 risk-weighted assets (1)(2)	421,185	400,680
Total risk-weighted assets (1)(2)	421,185	400,853
Leverage exposures	1,230,648	1,119,099
Capital ratios
Common Equity Tier 1 capital ratio	11.1%	11.1%
Tier 1 capital ratio	12.2%	12.5%
Total capital ratio	14.2%	14.3%
Leverage ratio	4.2%	4.5%

(1)
In accordance with OSFI’s requirements, effective 2019, CVA risk-weighted assets have been fully phased-in.
In the prior year, scalars for CVA risk-weighted assets of 0.80, 0.83 and 0.86 were used to compute the CET1 capital ratio, Tier 1 capital ratio and Total capital ratio, respectively.

(2)
Since the introduction of Basel II in 2008, OSFI has prescribed a minimum capital floor for institutions that use the advanced internal ratings-based approach for credit risk. The Basel I capital floor add-on
is determined by comparing a capital requirement calculated by reference to Basel I against the Basel III calculation, as specified by OSFI. A shortfall in the Basel III capital requirement as compared with the Basel I floor is added to RWA. OSFI replaced the Basel I regulatory capital floor with a capital floor based on the Basel II standardized approach for credit risk, effective April 30, 2018. Revised capital floor requirements also include risk-weighted assets for market risk and CVA. Under this new Basel II regulatory capital floor requirement, the Bank does not have a capital floor add-on
as at October 31, 2019 and October 31, 2018.

The Bank substantially exceeded the OSFI minimum capital ratios as at October 31, 2019, including the Domestic Stability Buffer requirement.